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     MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010


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
   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF     % OF    % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES     OFFERING  FUNDS    BROKERS         PURCHASED
                                             SHARES      OFFERING       PURCHASED  PURCHASED  TOTAL                       FROM
                                                                         BY FUND    BY FUND  ASSETS
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Credit Suisse,
Southern                                                                                             Goldman Sachs &
Copper Corp                                                                                          Co, Morgan
5.375% Due                                                                                           Stanley, BBVA
4/16/2020        04/13/10         -         $99.481     $400,000,000.00  40,000.00     0.01%   0.05% Securities BofA  Credit Suisse
                                                                                                     Merrill Lynch    Securities
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Credit Suisse,
US                                                                                                   Morgan Stanley,  Credit Suisse
Bank NA -                                                                                            US Bancorp,      Securities
Cincinnati       04/26/10         -         $100.000    $500,000,000.00 250,000.00     0.05%   0.31% Aladdin Capital  (USA)
3.778% due                                                                                           LLC, Loop        LLC
4/29/2020                                                                                            Capital Markets
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Goldman, Sachs &
                                                                                                     Co., J.P.
                                                                                                     Morgan, Morgan
                                                                                                     Stanley, BofA
                                                                                                     Merrill Lynch,
                                                                                                     Citi, Barclays
                                                                                                     Capital, BNP
                                                                                                     Paribas, Credit
                                                                                                     Suisse, Deutsche
                                                                                                     Bank Securities,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, RBS,
NBC Universal                                                                                        UBS Investment
Inc. 5.150%                                                                                          Bank, Mitsubishi
due 4/30/2020                                                                                        UFJ Securities,
                 04/27/10         -         $99.845   $2,000,000,000.00 140,000.00     0.00%   0.17% Wells Fargo      JP Morgan
                                                                                                     Securities,
                                                                                                     Blaylock Robert
                                                                                                     Van, LLC,
                                                                                                     CastleOak
                                                                                                     Securities,
                                                                                                     L.P., Loop
                                                                                                     Capital Markets,
                                                                                                     LLC, Ramirez
                                                                                                     & Co., Inc., The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
Missouri                                                                                             Morgan Stanley,
Higher                                                                                               BMO Capital
Education                                                                                            Markets          BMO Capital
Loan 1.3567%     05/19/10         -         $100.000    $822,500,000.00 125,000.00     0.01%   0.16%                  Markets
Due 8/27/2029
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     BofA Merrill
                                                                                                     Lynch, Barclays
                                                                                                     Capital, Citi,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., JPMorgan,
                                                                                                     Morgan Stanley,
                                                                                                     Cabrera Capital
                                                                                                     Markets, Inc.,
                                                                                                     Fidelity Capital
                                                                                                     Markets, Jackson
                                                                                                     Securities,
                                                                                                     Jefferies &
                                                                                                     Company, Loop
                                                                                                     Capital Markets
                                                                                                     LLC, M.R. Beal &
                                                                                                     Company, Ramirez
                                                                                                     & Co., Inc.,
New                                                                                                  Rice Financial
York NY                                                                                              Products
City             05/19/10         -         $100.000    $250,000,000.00  65,000.00     0.02%   0.08% Company,         Merrill Lynch
Transition                                                                                           Roosevelt and
5.267% Due                                                                                           Cross
5/1/2027                                                                                             Incorporated,
                                                                                                     Siebert
                                                                                                     Brandford Shank
                                                                                                     & Co. LLC, Wells
                                                                                                     Fargo Bank,
                                                                                                     National
                                                                                                     Association,
                                                                                                     Morgan Keegan &
                                                                                                     Company, Inc.,
                                                                                                     Oppenheimer &
                                                                                                     Co., Inc.,
                                                                                                     Raymond James &
                                                                                                     Associates,
                                                                                                     Inc., RBC
                                                                                                     Capital Markets,
                                                                                                     Southwest
                                                                                                     Securities,
                                                                                                     Inc., Stifel
                                                                                                     Nicolaus, Stone
                                                                                                     & Youngberg
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Citi, J.P.
                                                                                                     Morgan, BofA
                                                                                                     Merrill Lynch,
                                                                                                     Credit Suisse,
                                                                                                     RBS, Barclays
                                                                                                     Capital, BNP
                                                                                                     Paribas, Credit
                                                                                                     Agricole CIB,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Morgan
                                                                                                     Stanley, RBC
                                                                                                     Capital Markets,
Discovery                                                                                            Scotia Capital,
Communications                                                                                       SunTrust
LLC 5.050%       05/26/10         -         $99.675   $1,300,000,000.00 120,000.00     0.01%   0.15% Robinson         JP Morgan
due 6/1/2020                                                                                         Humphrey, Wells  Securities,
                                                                                                     Fargo Securities Inc.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Barclays
Altria Group                                                                                         Capital, Credit
Inc. 4.125%                                                                                          Suisse, Deutsche
due 9/11/2015                                                                                        Bank Securities,
                 06/08/10         -         $99.574     $800,000,000.00  50,000.00     0.00%   0.06% CastleOak        Barclays
                                                                                                     Securities,      Capital, Inc.
                                                                                                     L.P., Citi,
                                                                                                     Goldman Sachs &
                                                                                                     Co., HSBC, JP
                                                                                                     Morgan, Morgan
                                                                                                     Stanley, RBS,
                                                                                                     Santander,
                                                                                                     Scotia Capital,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------  --------------
                                                                                                     Credit Suisse,
Genzyme Corp.                                                                                        Goldman Sachs &
3.625% due                                                                                           Co., BofA
6/15/2015        06/14/10         -         $99.684     $500,000,000.00  80,000.00     0.01%   0.10% Merrill Lynch,   Credit Suisse
                                                                                                     Citi, Morgan     Securities
                                                                                                     Stanley, RBS,
                                                                                                     Wells
                                                                                                     Fargo
                                                                                                     Securities
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Credit Suisse,
Teva                                                                                                 Goldman, Sachs &
Pharmaceutical                                                                                       Co., Morgan
Finance II       06/15/10         -         $99.876   $1,000,000,000.00 220,000.00     0.02%   0.28% Stanley,         Goldman Sachs
3.000% due                                                                                           Barclays
6/15/2015                                                                                            Capital, Citi,
                                                                                                     BNP Paribas,
                                                                                                     Credit Agricole
                                                                                                     CIB, HSBC
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     BofA Merrill
Pall corp.                                                                                           Lynch, J.P.
5.000% due       06/15/10         -         $99.465     $375,000,000.00  70,000.00     0.02%   0.09% Morgan, HSBC     Banc of
6/15/2020                                                                                            Securities       America
                                                                                                     (USA), Wells     Securities
                                                                                                     Fargo
                                                                                                     Securities,
                                                                                                     Daiwa Capital
                                                                                                     Markets America,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities
                                                                                                     (USA), ANZ
                                                                                                     Securities,
                                                                                                     Banca IMI, BNP
                                                                                                     Paribas,
                                                                                                     Commerzbank, ING
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Citi, J.P.
Prudential                                                                                           Morgan, Wells
Financial        06/16/10         -         $99.390     $650,000,000.00 110,000.00     0.01%   0.14% Fargo            JP Morgan
Inc. 5.375%                                                                                          Securities, BNY
due 6/21/2020                                                                                        Mellon Capital
                                                                                                     Markets, LLC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Nikko Bank
                                                                                                     (Luxembourg)
                                                                                                     S.A.,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC,
                                                                                                     Loop
                                                                                                     Capital Markets,
                                                                                                     Siebert Capital
                                                                                                     Markets
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     HSBC Securities
HSBC Bank                                                                                            (USA) Inc., ANZ
PLC. 3.500%                                                                                          Securities,
due 6/28/2015    06/21/10         -         $99.918   $2,000,000,000.00 140,000.00     0.01%   0.18% Inc., Banc IMI   HSBC
                                                                                                     S.p.A., Bank of  Securities
                                                                                                     Montreal, London
                                                                                                     Branch, CIBC
                                                                                                     World Markets
                                                                                                     Corp., Comerica
                                                                                                     Securities,
                                                                                                     Inc., Credit
                                                                                                     Agricole
                                                                                                     Securities (USA)
                                                                                                     Inc., Mitsubishi
                                                                                                     UFJ Securities
                                                                                                     International
                                                                                                     plc, National
                                                                                                     Australia Bank
                                                                                                     Limited, Natixis
                                                                                                     Bleichroeder
                                                                                                     Inc., RBS
                                                                                                     Securities Inc.,
                                                                                                     Scotia Capital
                                                                                                     (USA) Inc., U.S.
                                                                                                     Bancorp
                                                                                                     Investments, Inc.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Barclays
                                                                                                     Capital, Citi,
                                                                                                     J.P. Morgan,
                                                                                                     Wells Fargo
                                                                                                     Securities, BofA
                                                                                                     Merrill Lynch,
                                                                                                     BNP Paribas,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Morgan
                                                                                                     Stanley, RBS,
                                                                                                     BNY Mellon
                                                                                                     Capital Markets,
                                                                                                     LLC, Credit
                                                                                                     Agricole CIB,
Time Warner                                                                                          Credit Suisse,
Inc. 4.700%                                                                                          Daiwa Capital    J.P. Morgan
due 1/15/2021                                                                                        Markets,         Securities,
                 07/07/10         -         $99.762   $1,000,000,000.00 100,000.00     0.01%   0.13% Hadnelsbanken    Inc.
                                                                                                     Capital Markets,
                                                                                                     Lloyds TSB
                                                                                                     Corporate
                                                                                                     Markets,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Ramirez &
                                                                                                     co., Inc.,
                                                                                                     Santander,
                                                                                                     Scotia Capital,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P., UBS
                                                                                                     Investment Bank
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
Westpac                                                                                              HSBC, J.P.
Banking Corp                                                                                         Morgan, Morgan   HSBC
3.00% due        07/26/10         -         $99.540   $2,000,000,000.00 145,000.00     0.01%   0.19% Stanley          Securities
8/4/2015                                                                                                              (USA) Inc.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     J.P. Morgan,
Omnicom Group                                                                                        BofA Merrill
Inc. 4.450%                                                                                          Lynch, Citi,
due 8/15/2020                                                                                        Deutsche Bank
                 08/02/10         -         $99.654   $1,000,000,000.00 115,000.00     0.01%   0.15% Securities,      J.P. Morgan
                                                                                                     HSBC, Barclays   Securities,
                                                                                                     Capital, Wells   Inc.
                                                                                                     Fargo
                                                                                                     Securities, BNP
                                                                                                     Paribas, Morgan
                                                                                                     Stanley, Societe
                                                                                                     Generale, UBS
                                                                                                     Investment Bank,
                                                                                                     ANZ Securities,
                                                                                                     Banca IMI, BBVA
                                                                                                     Securities, RBS
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     Banc of
ING Bank of                                                                                          America
NV 3.000% due    08/17/10         -         $99.732     $750,000,000.00 115,000.00     0.01%   0.15% Securities LLC,  Banc of
9/1/2015                                                                                             Morgan Stanley * America
                                                                                                     Co.              Securities
                                                                                                     Incorporated,
                                                                                                     ING Bank N.V.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
                                                                                                     J.P. Morgan,
YUM Brands                                                                                           Citi, Goldman,
Inc. 3.875%      08/24/10         -         $99.867     $750,000,000.00  45,000.00     0.01%   0.06% Sachs & Co.,     J.P. Morgan
due 11/1/2020                                                                                        HSBC, Morgan     Securities,
                                                                                                     Stanley, Wells   Inc.
                                                                                                     Fargo
                                                                                                     Securities, Rabo
                                                                                                     Securities USA,
                                                                                                     Inc., RBS,
                                                                                                     Scotia
                                                                                                     Capital, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- -------- ------- ---------------- --------------
Societe          9/7/2010   $2,000,000,000  $99.968   $1,000,000,000   $115,000       0.012%   0.15% BofA Merrill     Banc of
Generale                                                                                             Lynch, JPMorgan, America
3.100% due                                                                                           Morgan Stanley,
9/14/2015                                                                                            Societe General
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